SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report( date of earliest event reported) : March 15, 2004

                             OrganiTECH U.S.A. INC.

             (Exact name of Registrant as specified in its charter)

      Delaware                   0-XXXXXX                   0969365
----------------------          ----------             -----------------
(State  or  other         (Commission  File  No.)    (IRS  Employer jurisdiction
Identification  No.)                                 of incorporation)




                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
(Address of principal place of business or intended principal place of business)

               LIOR HESSEL, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
            (Name, address and telephone number of agent for service)



ITEM  5.  OTHER  EVENTS

On  March 14,  2004,  the  Company  changed its auditing firm in the U.S.A.

From March 14, 2004 the Auditing firm that will audit the Company's fiscal reports and activities will be Amper, Politziner & Mattia P.C. based in Edison, New Jersey.

It is hereby stated that Rahav, Reshef, Ben-Ami, Ovadia & Co. is no longer the auditing firm of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 15,  2004              OrganiTECH U.S.A.,  INC.

                                    /s/  Lior Hessel
                               By:  -----------------------------------
                                    Lior Hessel,  President